YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

Report of Independent Auditor and Consolidated Financial Statements

Years Ended December 31, 2016 and 2015

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Yingxi Industrial Chain Group Co., Ltd. (“the Company”)

We have audited the accompanying balance sheets of Yingxi Industrial Chain Group Co., Ltd. (incorporated in the Republic of Seychelles) and its subsidiaries, as at December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Yingxi Industrial Chain Group Co., Ltd. and its subsidiaries as at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The Company is not required to have nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion.

Anthony Kam & Associates Limited
Hong Kong, China	Certified Public Accountants
September 14, 2017

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED BALANCE SHEETS

	December 31, 2016	December 31, 2015
ASSETS
Current Assets
Cash and cash equivalents	$227,687	$123,133
Accounts receivable	5,415,614	3,209,461
Notes receivable	795,062	64,495
Due from related parties	-	533,968
Inventory	428,602	629,395
Prepaid expenses	412,598	43,695
Other current assets	61,766	10,757
Total Current Assets	7,341,329	4,614,904
Property and equipment, net	683,647	744,075
TOTAL ASSETS	$8,024,976	$5,358,979

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$2,821,528	$802,038
Loan payable	-	184,800
Deferred revenue	363,818	92,984
Due to related parties	3,900,030	2,006,255
Tax payable	108,438	12,698
Other current liabilities	131,760	56,682
Total Current Liabilities	7,325,574	3,155,457
TOTAL LIABILITIES	7,325,574	3,155,457

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS’ EQUITY
Common stock, $0.0004 par value; 250,000,000 shares authorized; 250,000,000 shares issued and outstanding, respectively	100,000	100,000
Additional paid-in capital	374,499	2,047,600
Retained earnings	345,219	215,394
Accumulated other comprehensive loss	(120,316)	(159,472)
Total stockholders’ equity	699,402	2,203,522
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,024,976	$5,358,979

The accompanying notes are an integral part of these consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Years Ended
	December 31,
	2016	2015

Revenue	$14,427,141	$9,294,356
Cost of revenue	12,751,777	7,950,642
Gross Profit	1,675,364	1,343,714

Operating Expense
General and administrative	1,516,876	1,474,278
Total Operating Expenses	1,516,876	1,474,278

Operating Income (Loss)	158,488	(130,564)

Other Income (Expense)
Other income	17,755	193,248
Interest expense	(2,701)	(21,874)
Other expense	(7,728)	(14,142)
Total Other Income	7,326	157,232

Income Before Income Taxes	165,814	26,668
Provision for income taxes	(35,989)	(20,439)
Net Income	$129,825	$6,229

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	39,156	(101,758)
Total Comprehensive Income (Loss)	168,981	(95,529)

Basic and Diluted Loss per Common Share	$0.00	$0.00
Basic and Diluted Weighted Average Common Shares Outstanding	250,000,000	250,000,000

The accompanying notes are an integral part of these consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

					Accumulated
	Common Stock		Additional		Other	Total
	Number of		Paid-in	Retained	Comprehensive	Stockholders’
	Shares	Amount	Capital	Earnings	Loss	Deficit

Balance - December 31, 2014	250,000,000	$100,000	$2,047,600	$209,165	$(57,714)	$2,299,051
Common stock issued for cash	-	-	-	-	-	-
Foreign currency translation adjustments	-	-	-	-	(101,758)	(101,758)
Net income	-	-	-	6,229	-	6,229
Balance - December 31, 2015	250,000,000	100,000	2,047,600	215,394	(159,472)	2,203,522
Acquisition of subsidiaries	-	-	(1,673,101)	-	-	(1,673,101)
Foreign currency translation adjustments	-	-	-	-	39,156	39,156
Net income	-	-	-	129,825	-	129,825
Balance - December 31, 2016	250,000,000	$100,000	$374,499	$345,219	$(120,316)	$699,402

The accompanying notes are an integral part of these consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$129,825	$6,229
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	102,967	91,368
Changes in operating assets and liabilities:
Accounts receivable	(2,520,317)	(327,054)
Inventory	166,207	(2,006)
Prepaid expenses	(389,421)	225,727
Other receivable	(54,178)	977,656
Accounts payable	2,156,185	18,984
Deferred revenue	290,162	(327,695)
Tax payable	101,160	(52,116)
Other payable	82,601	(1,834,027)
Net cash provided by (used in) operating activities	65,191	(1,222,934)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(102,629)	(158,033)
Sales of property and equipment	10,829	-
Note receivable	(769,654)	(66,653)
Loan to related parties	-	(551,829)
Collection of loan to related parties	521,832	-
Net cash used in investing activities	(339,622)	(776,515)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	100,000	-
Loan from related parties	468,424	2,073,365
Repayment of loans	(180,600)	(81,220)
Net cash provided by financing activities	387,824	1,992,145

Effects on changes in foreign exchange rate	(8,839)	(5,765)

Net increase (decrease) in cash and cash equivalents	104,554	(13,069)
Cash and cash equivalents - beginning of period	123,133	136,202
Cash and cash equivalents - end of period	$227,687	$123,133

Supplemental Cash Flow Disclosures
Cash paid for interest and income tax	$2,808	$-

The accompanying notes are an integral part of these consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

(All English names of the companies, except Yingxi Industrial Chain Investment Co., Ltd, and natural persons in this report are not their official English names but are stated here for identification purpose only.)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Yingxi Industrial Chain Group Co., Ltd. (“the Company”, “we”, “us” or “our”, Yingxi”) was incorporated on August 4, 2016 in the Republic of Seychelles. During the reporting period, the Company was mainly engaged in textile and garment manufacturing and providing logistics services to its customers. The Company also provides business consultancy to their customers in assisting them to identify weaknesses in their operation in order to optimize their efficiency. The Company also assists their customers in improving their supply chain management which involves the movement and storage of raw materials, of work in progress inventory, and of finished goods from point of origin to point of consumption.

Recent Developments

Our subsidiaries were controlled by the same owners immediately prior to their acquisition by Yingxi. As a result of the acquisition of the subsidiaries by Yingxi, they became 100% owned subsidiaries of Yingxi. As these transactions are between entities under common control, the Company has reported the results of operations for the period in a manner similar to a pooling of interests and has consolidated financial results since the initial date in which the above companies were under common control. Assets and liabilities were combined on their carrying values and no recognition of goodwill was made. The Company has presented earnings per share based on the new parent company shares issued to the former shareholders of the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Basis of Consolidation

The consolidated financial statements include the accounts of Yingxi Industrial Chain Group., Ltd. and its wholly-owned subsidiaries. Intercompany balance and transactions between consolidated entities are eliminated.

Principal subsidiaries

The details of the principal subsidiaries of Yingxi are set out as follows:

Name of subsidiaries	Place of incorporation	Percentage of interest	Principal activities
Shares held directly
Yingxi Industrial Chain Investment Co., Ltd (“YICI”)	Hong Kong China	100%	Investment holdings
Shares held indirectly
Dongguan Heng Sheng Wei Garments Co., Ltd (“DHSW”)	China	100%	Garment manufacturing and business consultancy
Qianhai Yingxi Textile and Garments Co., Ltd (“QYTG”)	China	100%	Investment holdings
Shantou Chenghai Dai Tou Garments Co., Ltd (“SCDT”)	China	100%	Garment manufacturing
Shenzhen Hua Peng Fa Logistics Co., Ltd (“SHPF”)	China	100%	Logistics and business consultancy
Shenzhen Qianhai Yingxi Industrial Chain Service Co., Ltd (“SQYI”)	China	100%	Investment holdings
Shenzhen Xin Kuai Jie Transport Co., Ltd (“SXKJ”)	China	100%	Logistics

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Use of Estimates

The preparation of the consolidated financial statements in conformity with the GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s reporting currency is the U.S. Dollars (“USD”). The functional currency of the Company and its subsidiaries is Chinese Yuan Renminbi (“RMB”). All transactions initiated in RMB are translated into USD in accordance with ASC 830, “Foreign Currency Matters,” as follows:

i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date.
ii)	Equities at historical rate
iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

	December 31, 2016	December 31, 2015

Spot RMB: USD exchange rate	$0.14	$0.15
Average RMB: USD exchange rate	$0.15	$0.16

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with original maturities of three months or less, which are readily convertible to known amounts of cash.

Accounts Receivable

The Company’s accounts receivable consists of trade receivables from customers. The Company maintains an allowance for doubtful accounts based on the Company’s assessment of collectability of the customer receivable. The Company analyzes past history with a customer, customer credit, collection history, and financial condition when evaluating the collectability of customer accounts. Uncollectible accounts are charged off to the allowance when it is deemed probable that the receivable will not be recovered.

	December 31, 2016	December 31, 2015

Within 1 year	$3,985,638	$3,209,461
1 - 2 years	1,429,976	-
	5,415,614	3,209,461

For the concentration risk disclosure, please refer to Note 9.

Financial Instruments

The Company’s consolidated financial instruments consist primarily of cash, accounts receivable, prepaid expenses, inventory and other assets, accounts payable and accrued expenses and other payables. The carrying amounts of such financial instruments approximate their respective estimated fair value due to their short-term maturities.

Concentrations of Credit Risks

The Company’s exposure to concentrations of credit risk primarily related to its cash and cash equivalents. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. The Company’s management assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

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Inventory

Inventory is stated at the lower of cost (weighted average) or net realizable value. The company’s inventory is constantly monitored for obsolescence. This is based on the management’s estimates and they have taken into considerations factors such as turnover, technical obsolescence, right of return status to suppliers and price protection offered by suppliers. These estimates are necessarily subject to a degree of measurement uncertainty. Reserves for slow-moving and obsolete inventory at December 31, 2016 were $0 (2015 - $0).

Related Parties

The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions see Note 8.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Cost includes all direct costs necessary to acquire and prepare assets for use.

The costs of repairs and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. When assets are retired or sold, the asset’s cost and related accumulated depreciation are eliminated with any remaining gain or loss recognized in net earnings.

Depreciation of plant and equipment, is recorded on the straight-line method over estimated useful lives, generally as follows:

Years
Production equipment	5 - 10
Vehicles	3 - 15
Office equipment	5 - 10

Impairment of long-lived assets

We evaluate carrying value of long-lived assets whenever events or changes in circumstances would indicate that it is more likely than not their carrying values may exceed their realizable values, and records impairment charges when considered necessary.

When circumstances indicate that impairment may have occurred, the Company tests such assets for recoverability by comparing the estimated undiscounted future cash flows expected to result from the use of such assets and their eventual disposition to their carrying amount. In estimating these future cash flows, assets and liabilities are grouped at a lowest level for which there are identifiable cash flows that are largely independent of the cash flows generated by other such groups. If the undiscounted future cash flows are less than the carrying amount of the asset, an impairment loss, measured as the excess of the carrying value of the asset over its estimated fair value, is recognized. Fair values are determined based on discounted cash flows, quoted market values or external appraisals as applicable.

Deferred Revenue

Deferred revenue are services billed to customers for which the services have not been fully performed. At December 31, 2016 and 2015, deferred revenue was $363,818 and $92,984, respectively.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes.” The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. As at December 31, 2016 and 2015, the Company did not have any amounts recorded pertaining to uncertain tax positions.

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Uncertain Tax Positions

The Company follows guidance issued by the FASB regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The Company records income tax related interest and penalties as a component of the provision for income tax expense. As of December 31, 2016 and 2015, the Company determined there were no uncertain tax provisions.

Earnings (Loss) Per Share

The Company has adopted ASC 260, “Earnings Per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures, and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying consolidated statements of operations and comprehensive loss, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The Company had no potentially dilutive securities, such as convertible debt, options or warrants, issued and outstanding during years ended December 31, 2016 and 2015.

Revenue Recognition

The Company recognizes revenue only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;

ii)	Service has been provided;

iii)	The fee is fixed or determinable; and,

iv)	Collection is reasonably assured.

Recent Accounting Pronouncements

The FASB has issued Accounting Standards Update (ASU) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The amendments affect all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments are intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments provide a more robust framework to use in determining when a set of assets and activities is a business. They also provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. For public companies, the amendments are effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The Company does not anticipate the adoption of ASU 2017-01 will have a material impact on its consolidated financial statements.

NOTE 3 – INVENTORY

Inventory at December 31, 2016 and 2015 consist of the following:

	December 31, 2016	December 31, 2015

Raw material	$98,282	$509,708
Work in progress	71,896	97,274
Finished goods	258,424	1,041
Consigned processing materials	-	21,357
Reusable materials	-	15
	$428,602	$629,395

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NOTE 4 – NOTES RECEIVABLE

Notes receivable at December 31, 2016 and 2015 amounted to $795,062 and $64,495, respectively.

The amounts are interest free, unsecured and have no fixed terms of repayment. As at 31 December 2016 and 2015, there were no interest due and outstanding and no provisions had been made for non-repayment of the loan or interest.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2016 and 2015, consist of the following:

	December 31, 2016	December 31, 2015
Cost:
Production equipment	$140,249	$137,240
Vehicle	813,747	880,024
Office equipment	11,264	10,810
	965,260	1,028,074
Less: accumulated depreciation	(281,613)	(283,999)
Property and equipment, net	$683,647	$744,075

Depreciation expense for the years ended December 31, 2016 and 2015 amounted to $102,967 and $91,368, respectively.

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED LABILITIES

Accounts payable and accrued liabilities at December 31, 2016 and 2015, consist of the following:

	December 31, 2016	December 31, 2015
Accounts payable	$2,704,259	$707,792
Accrued payroll	117,269	94,246
Total	$2,821,528	$802,038

	December 31, 2016	December 31, 2015
Accounts payable
Within 1 year	$2,677,531	$456,342
1 - 2 year	-	251,450
2 - 3 year	26,728	-
Total	$2,704,259	$707,792

NOTE 7 – LOAN PAYABLE

As of December 31, 2016, and 2015, the Company had loan payable of $0 and $184,800, respectively. The term is from December 24, 2013 to December 23, 2018 and the interest rate is 6.4125% per annum. During the year ended December 31, 2016 and 2015, the Company repaid $180,600 and $81,220, respectively. The Company fully paid back all the loan in March 2016. The difference between the loan payable as of December 31, 2015 and the loan repayment in 2016 was recorded as exchange difference.

Interest expenses for the years ended December 31, 2016 and 2015 amounted to $2,701 and $21,874, respectively.

NOTE 8 – RELATED PARTY TRANSACTIONS

Due from related parties

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Due from related parties at December 31, 2016 and 2015 consist of the following:

Related party	December 31, 2016	December 31, 2015	Relationship with the Company
Chen Zhongpeng	$-	$263,308	Company’s legal representative
Huang Dewu	-	193,660	Company’s legal representative
Chen Qiuying	-	77,000	Company’s supervisor
	$-	$533,968

The amounts were interest free, unsecured and had no fixed terms of repayment.

Due to related parties

Due to related parties at December 31, 2016 and 2015 consist of the following:

Related party	December 31, 2016	December 31, 2015	Relationship with the Company
Chen Zhongpeng	$459,232	$-	Company’s legal representative
Yang Bihua	1,957	58,071	Company’s legal representative
Huang Dewu	15,807	-	Company’s legal representative
Ding Yinping	750,842	867,524	Company’s legal representative
Huang Jinlong	1,091,348	1,080,660	Company’s supervisor
Shareholders for acquisition of subsidiaries	1,580,844	-	Shareholders under common control
	$3,900,030	$2,006,255

The amounts were interest free, unsecured and had no fixed terms of repayment. The amounts owed to the shareholders for the acquisition of subsidiaries of $1,580,844 (2015: nil) was paid in May 2017.

NOTE 9 – CONCENTRATION OF CREDIT RISKS

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable, or whose accounts payable balances individually represented 10% or more of the Company’s total accounts payable, the details of which are set out as follows:

For the years ended December 31, 2016 and 2015, five customers accounted for 43% and five customer accounted for 54% of the revenue of the Company, respectively.

At December 31, 2016 and 2015, five customers accounted for 74% and five customers accounted for 94% of the accounts receivable of the Company, respectively.

NOTE 10 – INCOME TAX

Yingxi was incorporated on August 4, 2016 in the Republic of Seychelles. Its subsidiary YICI was incorporated on July 28, 2016 in Hong Kong China. YICI’s subsidiaries DHSW, QYTG, SCDT, SHPF, SQYI and SXKJ were incorporated on May 15, 2009, November 29, 2016, May 13, 1982, July 6, 2006, January 29, 2016, and September 28, 2001 respectively in China.

The Company operates in China and they file their tax returns in accordance with China’s laws and regulations.

Provision for income taxes for the years ended December 31, 2016 and 2015 were $35,989 and $20,439 respectively. The income tax rate for the years 2016 and 2015 are 25% in China. However, DHSE enjoyed a preferential income tax rate at 10% for the years 2016 and 2015. Whereas SHPF enjoyed a preferential income tax rate at 10% for the year 2016.

YICI does not generate any income during the two years and hence does not have to pay any Hong Kong Profits tax.

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NOTE 11 – SHAREHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 250,000,000 shares of common stock at a par value of $0.0004.

On August 4, 2016, 250,000,000 shares were issued to the founders for $100,000.

As of December 31, 2016, the Company had 250,000,000 shares of common stock issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 12 – SUBSEQUENT EVENTS

The Company has analyzed its operations subsequent to June 30, 2017, through the date these financials were approved to be issued, and has determined that it does not have any material events.

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